As filed with the Securities and Exchange Commission on December 19, 2008
Registration Nos. 333-153900
811-22242

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 2	☒

Van Kampen Trust II
(Exact Name of Registrant as Specified in Declaration of Trust)
522 Fifth Avenue
New York, New York 10036
(Address of Principal Executive Offices)(Zip Code)
(212) 296-6990
(Registrant’s Telephone Number, Including Area Code)

AMY R. DOBERMAN, ESQ.
Managing Director
Van Kampen Investments Inc.
522 Fifth Avenue
New York, New York 10036
(Name and Address of Agent for Service)

Copies to:
CHARLES B. TAYLOR, ESQ.
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

Prospectuses relating to Van Kampen Global Bond Fund, a series of the Registrant

Prospectuses relating to Van Kampen Global Tactical Asset Allocation Fund, a series of the Registrant

Statement of Additional Information of the Registrant

Part C Information

Exhibits

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated December 19, 2008

MUTUAL FUNDS Van Kampen Global Bond Fund This Prospectus is dated December , 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Global Bond Fund’s investment objective is to seek total return. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	6

Investment Objective, Principal Investment Strategies and Risks	7

Investment Advisory Services	18

Purchase of Shares	19

Redemption of Shares	28

Distributions from the Fund	30

Shareholder Services	30

Frequent Purchases and Redemptions of Fund Shares	32

Federal Income Taxation	33

Disclosure of Portfolio Holdings	35

Appendix — Description of Securities Ratings	A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser, the Fund’s investment subadviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval but no change is anticipated.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers.

The Fund’s investment adviser employs a value approach toward investing, relying specifically upon analyzing the relative attractiveness of both U.S. and non-U.S. government, corporate, mortgage and asset-backed securities and collateral mortgage obligation securities to form investment decisions. The investment adviser seeks to maximize returns by actively managing the interest rates, yield curve, credit risk, country risk and currency valuations of the Fund’s investments.

Types of securities. Under normal market conditions, the Fund invests primarily in investment grade fixed income securities of U.S. and non-U.S. issuers. Fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities of any size, mortgage-related or mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), asset-backed securities and floating rate securities. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States). The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. or non-U.S. dollar denominated.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, forward contracts, swaps (including currency, interest rate, credit defau lt, total return swaps and swap options) and structured products (collectively also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Quality levels. Under normal market conditions, the Fund invests primarily in investment grade securities, which are securities rated at the time of purchase at least Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”) or if not rated, are deemed to be of comparable quality by the investment adviser.

The Fund may invest up to 25% of its total assets in below investment grade, high-yielding, high-risks securities at the time of investment. Such securities, which are rated Ba or lower by Moody’s or BB or lower by S&P (see the appendix for an explanation of quality ratings) or unrated securities deemed by the Fund’s investment adviser to be of comparable quality, are commonly referred to as “junk bonds” and involve greater risks than investments in higher-grade securities.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. (See “Investment Objective, Principal Investment Strategies and Risks” for an explanation of maturities and duration).

The yields and market prices of U.S. and non-U.S. government securities may move differently and

3

adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Fund’s investment adviser is unable to predict what effect, if any, such legislation may have on the Fund.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Although the Fund invests primarily in investment grade securities, to the extent that the Fund invests in securities with medium-or lower credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. and non-U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

4

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Foreign risks. Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issues in that country or region.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, forward contracts, swaps and structured products (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek total return

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Fund shares

•	Wish to add to their investment portfolio a fund that invests primarily in a diversified mix of investment grade fixed income securities of U.S. and non-U.S. issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	4.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Account Maintenance (Low Balance) Fee (for accounts under the Low Balance Amount)(5)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(6)	0.63%		0.63%		0.63%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses(6)(9)	0.40%		0.40%		0.40%

Total annual fund operating expenses (as a percentage of net assets)(6)	1.28%		2.03%		2.03%

(1)	Reduced for purchases of $100,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:
Year 1–4.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.
(6)	The Fund’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund’s management fees or other expenses such that the actual total annual fund operating expenses to be paid for the Fund’s first twelve months of operations do not exceed 1.000% for Class A Shares, 1.750% for Class B Shares and 1.750% for Class C Shares. After the Fund’s first twelve months of operations, the fee waivers or expense reimbursements can be terminated or extended at any time at the discretion of the Fund’s investment adviser.
(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.
(9)	“Other expenses” are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs

6

may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class A Shares	$599	$862

Class B Shares	$606	$937

Class C Shares	$306	$637

You would pay the following expenses if you did not redeem your shares:

	One	Three
	Year	Years

Class A Shares	$599	$862

Class B Shares	$206	$637

Class C Shares	$206	$637

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers. Fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities of any size, mortgage-related or mortgage-backed securities, including CMOs, asset-backed securities and floating rate securities. Under normal market conditions, the Fund will invest 80% of its net assets (plus any borrowings for investment purposes) in the securities listed in the foregoing sentence. The Fund’s 80% policy may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. or non-U.S. dollar denominated. To the extent that the Fund invests in derivative instruments that the Fund’s investment adviser believes have economic characteristics similar to the fixed income securities that comprise the Fund’s 80% policy set forth above, such investments will be counted for the purposes of the Fund’s 80% policy discussed above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Fund’s Statement of Additional Information.

The Fund’s investment adviser employs a value approach toward investing, relying specifically upon analyzing the relative attractiveness of both U.S. and non-U.S. government, corporate, mortgage and asset-backed securities and collateral mortgage obligation securities to form investment decisions. The investment adviser seeks to maximize returns by actively managing the interest rates, yield curve, credit risk and currency valuations of the Fund’s investments. The investment adviser may sell securities when it believes the potential for capital appreciation and income has lessened.

The Fund invests in fixed income securities, which generally refers to a security that provides for one or more interest payments and a return of principal at maturity. For purposes of this Prospectus, “fixed income security” includes such securities that provide a fixed interest rate payment or a variable interest rate payment. A key determinant of the value, or price, of a fixed income security is the security’s rate of income

7

(coupon) as compared to the level of prevailing interest rates. The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Fixed income securities with varying maturities and coupons, assuming all other variables including credit quality to be equal, have varying sensitivities to changes in interest rates. A fixed income security’s sensitivity to changes in interest rates is measured by duration (see “Understanding Duration” below). A fixed income security with low duration will experience less impact on its value for a given change in prevailing interest rates than one with a high duration. Factors that affect duration include, among other things, time to maturity and coupon rate. Fixed income securities with a shorter time to maturity will generally have a lower duration measure than securities with a longer time to maturity assuming all other factors, including credit quality to be equal. Fixed income securities with a lower coupon will generally have a higher duration measure than securities with a higher coupon assuming all other factors, including credit quality to be equal. The Fund has no policy limiting the maturities of individual securities in which it may invest.

The Fund invests in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

Understanding Maturities
A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

Term	Maturity Level

1-3 years	Short

4-10 years	Intermediate

More than 10 years	Long

Understanding Duration
Duration provides an alternative approach to assessing a security’s sensitivity to changes in interest rates. Duration takes into account the security’s yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security’s principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Fund may purchase fixed income securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Fund’s net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Fund may purchase or sell options, futures contracts, options on futures contracts, forward contracts, swaps, structured products or other interest rate-related transactions. By using such instruments, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on fixed income securities if interest rates decline. The purchase and sale of such instruments may result

8

in a higher portfolio turnover rate than if the Fund had not purchased or sold such instruments.

Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets in general and in turn, the Fund. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Fund’s investments in ways that the Fund cannot predict.

U.S. Government Securities
Fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Mortgage-Related or
Mortgage-Backed Securities
The Fund may invest in mortgage-related or mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls “mortgage-related or mortgage-backed securities.”

Mortgage-related or mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities include obligations issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

The yield and payment characteristics of mortgage-related or mortgage-backed securities differ from traditional fixed income securities. Such securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of such securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related or mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of

9

the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of such securities. The value of most mortgage-related or mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates. Such securities, however, may benefit less than traditional fixed income securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Fund’s higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of such securities. If the Fund buys mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, such securities are often more susceptible to extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

The Fund may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are debt obligations collateralized by mortgage loans or mortgage-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. These securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Adjustable rate mortgage securities (“ARMS”) are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which the Fund invests are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. The Fund, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, the Fund participates in decreases in interest rates through periodic adjustments which means income to the Fund and distributions to shareholders also decline. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other

10

secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

The Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Additional information regarding mortgage-related and mortgage-backed securities is contained in the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Asset-Backed Securities
Asset-backed securities are similar to mortgage-backed securities except that the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. An unexpectedly high rate of defaults on the assets held by an asset pool may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in uncertain, adverse economic conditions and/or when higher defaults are being experienced among other types of credit securities. Some asset pools may include lower credit quality assets, such as loans or receivable from borrowers with weakened credit histories or with lower capacity to make timely payments on such assets.

Corporate Fixed Income Securities
A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Zero-Coupon and Stripped Securities
The Fund may invest in zero coupon securities, pay-in-kind securities and stripped securities. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments held by a bank in a custodial or trust account).

Payment-in-kind securities are securities that pay interest through the issuance of additional securities.

11

Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon, pay-in-kind and stripped securities. See “Federal Income Taxation” below.

Stripped mortgage-related securities (hereinafter referred to as “stripped mortgage securities”) are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO”) class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in PO securities. See “Federal Income Taxation” below.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Fund follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonable close to that used in the calculation of the net asset value per share.

Floating Rate Securities
Floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund may also invest in inverse floating rate instruments. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity. Inverse floating rate obligations in which the Fund may invest may include derivative instruments, such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by the Fund. The short-term floating rate

12

interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged inverse floating rate obligation. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations. Consistent with applicable SEC guidance, to the extent that the Fund has ongoing obligations to any party in connection with investments in inverse floating rate obligations, any such obligations will not be senior securities for purposes of the 1940 Act or borrowings for purposes of the Fund’s limitations on borrowings provided that the Fund segregates an amount of cash and/or liquid securities equal in value to its obligations in respect of such inverse floating rate obligations.

Risk of Investing in Medium- and
Lower-Grade Securities
A portion of the Fund’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the ratings agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated Ba or lower by Moody’s or BB or lower by S&P or unrated securities judged by the Fund’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Ratings assigned by the ratings agencies represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality.

Understanding
Quality Ratings
Fixed income securities ratings are based on the issuer’s ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered “investment grade,” while those with ratings below the bold line are regarded as “noninvestment grade.” A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

Moody’s	S&P	Meaning

Aaa	AAA	Highest quality

Aa	AA	High quality

A	A	Above-average quality

Baa	BBB	Average quality

Ba	BB	Below-average quality

B	B	Marginal quality

Caa	CCC	Poor quality

Ca	CC	Highly speculative

C	C	Lowest quality

—	D	In default

Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Investors should consider carefully the additional risks associated with investment in lower-grade securities.

Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest

13

additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities also may have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

See the Fund’s Statement of Additional Information for a further discussion of risk factors associated with investments in lower-grade securities. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest all or a portion of its assets in securities issued by foreign governments and other foreign issuers. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are

14

subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value

15

of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management, to earn income or to gain exposure to other securities. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transaction and may have additional risks of the Strategic Transactions as described herein. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Fund may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk and the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds

16

and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and
Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund’s investment adviser under guidelines approved by the Fund’s Board of Trustees.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate

17

(100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in shorter-term or lower risk securities, which may include prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and short-term money market instruments. Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The Adviser
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.625%

Next $500 million	0.600%

Next $1 billion	0.575%

Next $1 billion	0.550%

Over $3 billion	0.500%

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s Semiannual Report for the fiscal period ended April 30, 2009 and is currently available in the Fund’s statement of Additional Information dated December  , 2008.

Investment Subadviser
Morgan Stanley Investment Management Limited is the Fund’s investment subadviser (the “Subadviser”). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio

18

management business and provides a broad range of portfolio management services to customers in the United States and abroad. At November 30, 2008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $399 billion. The Subadviser’s principal office is located at 25 Cabot Square Canary Wharf, London, E14 4QA.

Subadvisory agreement. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Portfolio Management
The Fund is managed by members of the Adviser’s and the Subadviser’s Global Fixed Income team with support from members of the Adviser’s Emerging Market Debt team. The Global Fixed Income team and the Emerging Market Debt team consist of portfolio managers and analysts. Current members of the Global Fixed Income team jointly and primarily primarily responsible for the day-to-day management of the Fund’s portfolio are Richard Ford, Michael B. Kushma and Christian G. Roth, each a Managing Director of the Subadviser.

Mr. Ford has been associated with the Subadviser in an investment management capacity since 2002 and began managing the Fund at its inception in December 2008. Mr. Kushma has been associated with the Subadviser in an investment management capacity since 1987 and began managing the Fund at its inception in December 2008. Mr. Roth has been associated with the Subadviser in an investment management capacity since 1991 and began managing the Fund at its inception in December 2008.

Mr. Ford, Mr. Kushma and Mr. Roth are co-portfolio managers and are responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the teams may change from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. Your should discuss with your authorized dealer which share class is most appropriate for you. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features (for example, reduced or eliminated sales charges available for purchases of Class A Shares over $50,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C

19

Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you

20

may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar

21

amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year, payable to the Fund, will be deducted in the fourth quarter of each year from all accounts with a value less than the low balance amount (the “Low Balance Amount”) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on market conditions. The Low Balance Amount and the date on which it will be deducted from any shareholder account will be posted on our web site, www.vankampen.com, on or about November 1 of each year. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below the Low Balance Amount due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is

22

closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Conversion feature. Class A Shares purchased by accounts participating in certain wrap fee programs may be converted to Class I Shares of the Fund (which are offered in a separate prospectus) under certain circumstances, including such wrap fee program’s eligibility to purchase Class I Shares of the Fund. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in

23

shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases, including any applicable credit for the current offering price of all shares of the Participating Funds previously purchased and still owned as of the date of the Letter of Intent. Prior to November 1, 2009, an investor may elect to compute the 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions applicable prior to November 1, 2009, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

24

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries may call the Distributor for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if

25

redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	4.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

26

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per

27

share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund. For information regarding Participating Funds, shareholders can call Investor Services at (800) 847-2424.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Certain financial intermediaries may impose a redemption fee may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption

28

should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by

29

wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Interest from investments is the Fund’s main source of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another

30

Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Check writing privilege. A Class A Shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder’s account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A Shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the “Bank”), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder’s Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder’s Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including an exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on

31

such shares will be carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

32

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Purchase of Shares,” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund may invest a portion of its assets in preferred stocks and securities convertible into common stock, ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the

33

ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares (including transactions in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a capital gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.

Under current law, the Fund may pay “interest-related dividends” and “short-term capital gain dividends” to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. The amount of “short-term capital gain dividends” that the Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, the Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning after December 31, 2009.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, see the “Taxation” section in the Fund’s statement of Additional Information.

34

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

35

Appendix — Description
of Securities Ratings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Standard & Poor’s — A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
BB, B, CCC, CC, C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of

A-1

speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the

A-2

obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings
S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term
Rating Definitions:
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the

A-3

modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings
Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-4

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Global Bond Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Global Bond Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Global Bond Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Global Bond Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You can ask questions or obtain a free copy of the Fund’s Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
December   , 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-4629.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
Oakbrook Terrace, IL 60181-5555
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GBF PRO 12/08

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated December 19, 2008

MUTUAL FUNDS Van Kampen Global Bond Fund This Prospectus is dated December , 2008 CLASS I SHARES CLASS R SHARES

Van Kampen Global Bond Fund’s investment objective is to seek total return. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	6

Investment Objective, Principal Investment Strategies and Risks	6

Investment Advisory Services	17

Purchase of Shares	18

Redemption of Shares	21

Distributions from the Fund	22

Shareholder Services	22

Frequent Purchases and Redemptions of Fund Shares	23

Federal Income Taxation	23

Disclosure of Portfolio Holdings	25

Appendix — Description of Securities Ratings	A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser, the Fund’s investment subadviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval but no change is anticipated.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers.

The Fund’s investment adviser employs a value approach toward investing, relying specifically upon analyzing the relative attractiveness of both U.S. and non-U.S. government, corporate, mortgage and asset-backed securities and collateral mortgage obligation securities to form investment decisions. The investment adviser seeks to maximize returns by actively managing the interest rates, yield curve, credit risk, country risk and currency valuations of the Fund’s investments.

Types of securities. Under normal market conditions, the Fund invests primarily in investment grade fixed income securities of U.S. and non-U.S. issuers. Fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities of any size, mortgage-related or mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), asset-backed securities and floating rate securities. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States).The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. or non-U.S. dollar denominated.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, forward contracts, swaps (including currency, interest rate, credit defau lt, total return swaps and swap options) and structured products (collectively also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Quality levels. Under normal market conditions, the Fund invests primarily in investment grade securities, which are securities rated at the time of purchase at least Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”) or if not rated, are deemed to be of comparable quality by the investment adviser.

The Fund may invest up to 25% of its total assets in below investment grade, high-yielding, high-risks securities at the time of investment. Such securities, which are rated Ba or lower by Moody’s or BB or lower by S&P (see the appendix for an explanation of quality ratings) or unrated securities deemed by the Fund’s investment adviser to be of comparable quality, are commonly referred to as “junk bonds” and involve greater risks than investments in higher-grade securities.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. (See “Investment Objective, Principal Investment Strategies and Risks” for an explanation of maturities and duration).

The yields and market prices of U.S. and non-U.S. government securities may move differently and

3

adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Fund’s investment adviser is unable to predict what effect, if any, such legislation may have on the Fund.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Although the Fund invests primarily in investment grade securities, to the extent that the Fund invests in securities with medium-or lower credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. and non-U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

4

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Foreign risks. Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issues in that country or region.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, forward contracts, swaps and structured products (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek total return

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Fund shares

•	Wish to add to their investment portfolio a fund that invests primarily in a diversified mix of investment grade fixed income securities of U.S. and non-U.S. issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class R
	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(1)	0.63%	0.63%

Distribution and/or service (12b-1) fees(2)	None	0.50%

Other expenses(1),(3)	0.40%	0.40%

Total annual fund operating expenses (as a percentage of net assets)(1)	1.03%	1.53%

(1)	The Fund’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund’s management fees or other expenses such that the actual total operating expenses to be paid for the Fund’s first twelve months of operations do not exceed 0.750% for Class I Shares and 1.250% for Class R Shares. After the Fund’s first twelve months of operations, the fee waivers or expense reimbursements can be terminated or extended at any time at the discretion of the Fund’s investment adviser.
(2)	Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(3)	“Other expenses” are expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class I Shares	$105	$328

Class R Shares	$155	$483

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers. Fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities of any size, mortgage-related or mortgage-backed securities, including CMOs, asset-backed securities and floating rate securities. Under normal market conditions, the Fund will invest 80% of its net assets (plus any borrowings for investment purposes) in the securities listed in the foregoing sentence. The Fund’s 80% policy may be changed by the Fund’s Board of Trustees, but no change is anticipated; if

6

the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. or non-U.S. dollar denominated. To the extent that the Fund invests in derivative instruments that the Fund’s investment adviser believes have economic characteristics similar to the fixed income securities that comprise the Fund’s 80% policy set forth above, such investments will be counted for the purposes of the Fund’s 80% policy discussed above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Fund’s Statement of Additional Information.

The Fund’s investment adviser employs a value approach toward investing, relying specifically upon analyzing the relative attractiveness of both U.S. and non-U.S. government, corporate, mortgage and asset-backed securities and collateral mortgage obligation securities to form investment decisions. The investment adviser seeks to maximize returns by actively managing the interest rates, yield curve, credit risk and currency valuations of the Fund’s investments. The investment adviser may sell securities when it believes the potential for capital appreciation and income has lessened.

The Fund invests in fixed income securities, which generally refers to a security that provides for one or more interest payments and a return of principal at maturity. For purposes of this Prospectus, “fixed income security” includes such securities that provide a fixed interest rate payment or a variable interest rate payment. A key determinant of the value, or price, of a fixed income security is the security’s rate of income (coupon) as compared to the level of prevailing interest rates. The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Fixed income securities with varying maturities and coupons, assuming all other variables including credit quality to be equal, have varying sensitivities to changes in interest rates. A fixed income security’s sensitivity to changes in interest rates is measured by duration (see “Understanding Duration” below). A fixed income security with low duration will experience less impact on its value for a given change in prevailing interest rates than one with a high duration. Factors that affect duration include, among other things, time to maturity and coupon rate. Fixed income securities with a shorter time to maturity will generally have a lower duration measure than securities with a longer time to maturity assuming all other factors, including credit quality to be equal. Fixed income securities with a lower coupon will generally have a higher duration measure than securities with a higher coupon assuming all other factors, including credit quality to be equal. The Fund has no policy limiting the maturities of individual securities in which it may invest.

The Fund invests in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

Understanding Maturities
A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

Term	Maturity Level

1-3 years	Short

4-10 years	Intermediate

More than 10 years	Long

Understanding Duration
Duration provides an alternative approach to assessing a security’s sensitivity to changes in interest rates. Duration takes into account the security’s yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security’s principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

7

The Fund may purchase fixed income securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Fund’s net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Fund may purchase or sell options, futures contracts, options on futures contracts, forward contracts, swaps, structured products or other interest rate-related transactions. By using such instruments, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on fixed income securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Fund had not purchased or sold such instruments.

Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets generally and in turn, the Fund. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Fund’s investments in ways that the Fund cannot predict.

U.S. Government Securities
Fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Mortgage-Related or
Mortgage-Backed Securities
The Fund may invest in mortgage-related or mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls “mortgage-related or mortgage-backed securities.”

Mortgage-related or mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities include obligations issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of

8

FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

The yield and payment characteristics of mortgage-related or mortgage-backed securities differ from traditional fixed income securities. Such securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of such securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related or mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of such securities. The value of most mortgage-related or mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates. Such securities, however, may benefit less than traditional fixed income securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Fund’s higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of such securities. If the Fund buys mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, such securities are often more susceptible to extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

The Fund may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are debt obligations collateralized by mortgage loans or mortgage-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. These securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Adjustable rate mortgage securities (“ARMS”) are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which the Fund invests are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. The Fund, however, will not benefit from increases in

9

interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, the Fund participates in decreases in interest rates through periodic adjustments which means income to the Fund and distributions to shareholders also decline. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

The Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Additional information regarding mortgage-related and mortgage-backed securities is contained in the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Asset-Backed Securities
Asset-backed securities are similar to mortgage-backed securities except that the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. An unexpectedly high rate of defaults on the assets held by an asset pool may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in uncertain, adverse economic conditions and/or when higher defaults are being experienced among other types of credit securities. Some asset pools may include lower credit quality assets, such as loans or receivable from borrowers with weakened credit histories or with lower capacity to make timely payments on such assets.

Corporate Fixed Income Securities
A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Zero-Coupon and Stripped Securities
The Fund may invest in zero coupon securities, pay-in-kind securities and stripped securities. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value

10

(sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments held by a bank in a custodial or trust account).

Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon, pay-in-kind and stripped securities. See “Federal Income Taxation” below.

Stripped mortgage-related securities (hereinafter referred to as “stripped mortgage securities”) are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO”) class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in PO securities. See “Federal Income Taxation” below.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Fund follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonable close to that used in the calculation of the net asset value per share.

Floating Rate Securities
Floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund may also

11

invest in inverse floating rate instruments. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity. Inverse floating rate obligations in which the Fund may invest may include derivative instruments, such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged inverse floating rate obligation. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations. Consistent with applicable SEC guidance, to the extent that the Fund has ongoing obligations to any party in connection with investments in inverse floating rate obligations, any such obligations will not be senior securities for purposes of the 1940 Act or borrowings for purposes of the Fund’s limitations on borrowings provided that the Fund segregates an amount of cash and/or liquid securities equal in value to its obligations in respect of such inverse floating rate obligations.

Risk of Investing in Medium- and
Lower-Grade Securities
A portion of the Fund’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the ratings agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated Ba or lower by Moody’s or BB or lower by S&P or unrated securities judged by the Fund’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Ratings assigned by the ratings agencies represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality.

Understanding
Quality Ratings
Fixed income securities ratings are based on the issuer’s ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered “investment grade,” while those with ratings below the bold line are regarded as “noninvestment grade.” A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

Moody’s	S&P	Meaning

Aaa	AAA	Highest quality

Aa	AA	High quality

A	A	Above-average quality

Baa	BBB	Average quality

Ba	BB	Below-average quality

B	B	Marginal quality

Caa	CCC	Poor quality

Ca	CC	Highly speculative

C	C	Lowest quality

—	D	In default

12

Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Investors should consider carefully the additional risks associated with investment in lower-grade securities.

Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities also may have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

See the Fund’s Statement of Additional Information for a further discussion of risk factors associated with investments in lower-grade securities. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest all or a portion of its assets in securities issued by foreign governments and other foreign issuers. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of

13

exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties

14

to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management, to earn income or to gain exposure to other securities. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transaction and may have additional risks of the Strategic Transactions as described herein. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Fund may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the

15

agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk and the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and
Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund’s investment adviser under guidelines approved by the Fund’s Board of Trustees.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of

16

acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in shorter-term or lower risk securities, which may include prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and short-term money market instruments. Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The Adviser
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.625%

Next $500 million	0.600%

Next $1 billion	0.575%

Next $1 billion	0.550%

Over $3 billion	0.500%

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the

17

Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s Semiannual Report for the fiscal period ended April 30, 2009 and is currently available in the Fund’s statement of Additional Information dated December  , 2008.

Investment Subadviser
Morgan Stanley Investment Management Limited is the Fund’s investment subadviser (the “Subadviser”). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At November 30, 2008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $399 billion. The Subadviser’s principal office is located at 25 Cabot Square Canary Wharf, London, E14 4QA.

Subadvisory agreement. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Portfolio Management
The Fund is managed by members of the Adviser’s and the Subadviser’s Global Fixed Income team with support from members of the Adviser’s Emerging Market Debt team. The Global Fixed Income team and the Emerging Market Debt team consist of portfolio managers and analysts. Current members of the Global Fixed Income team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Richard Ford, Michael B. Kushma and Christian G. Roth, each a Managing Director of the Subadviser.

Mr. Ford has been associated with the Subadviser in an investment management capacity since 2002 and began managing the Fund at its inception in December 2008. Mr. Kushma has been associated with the Subadviser in an investment management capacity since 1987 and began managing the Fund at its inception in December 2008. Mr. Roth has been associated with the Subadviser in an investment management capacity since 1991 and began managing the Fund at its inception in December 2008.

Mr. Ford, Mr. Kushma and Mr. Roth are co-portfolio managers and are responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the teams may change from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans

18

(including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Share institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share of each class of the Fund’s shares. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is

19

calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior

20

to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

Certain financial intermediaries may impose a redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an

21

administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Interest from investments is the Fund’s main source of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator

22

for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

23

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund may invest a portion of its assets in preferred stocks and securities convertible into common stock, ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares (including transactions in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a capital gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.

Under current law, the Fund may pay “interest-related dividends” and “short-term capital gain dividends” to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. The amount of “short-term capital gain dividends” that the Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, the Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning after December 31, 2009.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so

24

qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, see the “Taxation” section in the Fund’s statement of Additional Information.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

25

Appendix — Description
of Securities Ratings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Standard & Poor’s — A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

Speculative Grade
BB, B, CCC, CC, C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s

A-2

inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Dual Ratings
S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term
Rating Definitions:
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

A-3

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings
Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-4

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Global Bond Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Global Bond Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Global Bond Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Global Bond Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
December   , 2008

CLASS I SHARES
CLASS R SHARES
The Fund’s Investment Company Act File No. is 811-4629.

Van Kampen Funds Inc.
1 Parkview Plaza – Suite 100
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GBF PRO IR 12/08

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated December 19, 2008

MUTUAL FUNDS Van Kampen Global Tactical Asset Allocation Fund This Prospectus is dated December , 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Global Tactical Asset Allocation Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	6

Investment Objective, Principal Investment Strategies and Risks	7

Investment Advisory Services	17

Purchase of Shares	18

Redemption of Shares	27

Distributions from the Fund	29

Shareholder Services	29

Frequent Purchases and Redemptions of Fund Shares	31

Federal Income Taxation	32

Disclosure of Portfolio Holdings	34

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment objective may be changed without shareholder approval, but no change is anticipated.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

The Fund’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Fund’s portfolio will vary over time based upon the investment adviser’s evaluation through a combination of quantitative and fundamental analysis of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Fund’s portfolio management process, the Fund considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States). The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially c hange.

Under normal market conditions, the Fund invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities and inflation-linked fixed income securities. The Fund may invest a portion of its assets in below investment grade fixed income securities. The Fund may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Stock prices of small- or medium-sized companies (in which the Fund may invest) may be more volatile than stock prices of larger

3

companies. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.

The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Fund’s investment adviser is unable to predict what effect, if any, such legislation may have on the Fund.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. To the extent that the Fund invests in securities with medium- or lower credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Fund is based primarily on interest rates, which can very widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are

4

especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Inflation-linked fixed securities risk. The Fund may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

Foreign risks. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, and currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities, in particular, have historically been very volatile.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

5

Investor Profile
In light of the Fund’s investment objectives and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over time

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Fund shares

•	Wish to add to their investment portfolio a fund that invests primarily in equity securities and fixed income securities of U.S. and non-U.S. issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Account Maintenance (Low Balance) Fee (for accounts under the Low Balance Amount)(5)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(6)	0.75%		0.75%		0.75%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses(6)(9)	0.73%		0.73%		0.73%

Total annual fund operating expenses (as a percentage of net assets)(6)	1.73%		2.48%		2.48%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”

6

(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	See “Purchase of Shares—How to Buy Shares” for a description of the fee, including exceptions.
(6)	The Fund’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund’s management fees or other expenses such that the actual total fund operating expenses to be paid for the Fund’s first twelve months of operations do not exceed 1.20% for Class A Shares, 1.95% for Class B Shares and 1.95% for Class C Shares. After the Fund’s first twelve months of operations, the fee waivers or expense reimbursements can be terminated or extended at any time at the discretion of the Fund’s investment adviser.
(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.
(9)	“Other Expenses” are estimated for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class A Shares	$741	$1,089

Class B Shares	$751	$1,073

Class C Shares	$351	$773

You would pay the following expenses if you did not redeem your shares:

	One	Three
	Year	Years

Class A Shares	$741	$1,089

Class B Shares	$251	$773

Class C Shares	$251	$773

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Under normal market conditions, the Fund invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities,

7

corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities and floating rate securities. To the extent that the Fund invests in derivative instruments that the Fund’s investment adviser believes have economic characteristics similar to equity securities and fixed income securities of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Fund’s Statement of Additional Information.

The Fund’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Fund’s portfolio will vary over time based upon the evaluation of the Fund’s investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated.

The Fund’s investment adviser seeks to implement a global investment strategy that utilizes multiple asset classes, countries, sectors and currencies through a combination of quantitative and fundamental analysis. The Fund’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Fund’s portfolio management process, the Fund considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Risks of Equity Securities
The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities and depositary receipts.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

8

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs and foreign real estate companies. The Fund may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Small, medium and large-sized companies. The Fund may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Fixed Income Securities
The Fund invests in fixed income securities, which generally refers to a security that provides for one or more interest payments and return of principal at maturity. For purposes of this prospectus, “fixed income security” includes such securities that provide a fixed interest rate payment or a variable interest rate payment. Fixed income securities in which the Fund invests include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities, and inflation indexed securities. The Fund may invest a portion of its assets in below investment grade fixed income securities.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter

9

maturities assuming all factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets in general and in turn, the Fund. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Fund’s investments in ways that the Fund cannot predict.

U.S. government securities. The Fund may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. The Fund may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). Such Funds may invest in mortgages-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally maybe prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase,

10

the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund’s higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Therefore, an Fund’s ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund’s income in turn adversely affects the Fund’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Inflation-linked fixed income securities. The Fund may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

Medium- and lower-grade fixed income securities.   A portion of the Fund’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa Moody’s Investor Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities judged by the Fund’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets

11

in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, and industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence or price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

The Fund will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such rating in a timely fashion. A rating downgrade does not necessarily require the Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund’s investment objective may be more dependent upon the credit analysis of the Fund’s investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower grade securities. The Fund’s investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. The Fund may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a

12

zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest all or a portion of its assets in securities of foreign issuers, including securities issued by foreign governments or foreign corporations. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund’s investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

13

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or

14

sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to gain exposure to other securities. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, commodity linked derivatives and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transactions and may have additional risks of the Strategic Transactions as described herein. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Fund may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference

15

index, security or investments do no perform as expected.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), reference bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interest or securities. These investment entities may be structures as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly hold the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

The prices of precious metals and precious metal related securities, in particular, have historically been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund’s investment adviser under guidelines approved by the Fund’s Board of Trustees.

16

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may invest up to 10% of its total assets in securities of certain issuers indirectly through investments in other investment companies and ETFs. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. An ETF generally seeks to track the performance of any underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in other investment companies and ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of the expense paid by the other investment companies and ETFs in which it invests.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs, (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee

17

computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%

Next $750 million	0.70%

Over $1.5 billion	0.65%

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the fiscal period ended April 30, 2009 and is currently available in the Fund’s Statement of Additional Information dated December   , 2008.

Portfolio management. The Fund is managed by members of the Adviser’s Global Tactical Asset Allocation team. The Global Tactical Asset Allocation team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Francine J. Bovich, a Managing Director of the Adviser, and Anjun Zhou, an Executive Director of the Adviser.

Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Fund at its inception in December 2008. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2006 and began managing the Fund at its inception in December 2008. From 2004 to 2006, Ms. Zhou worked in an investment management capacity at Deutsche Asset Management.

Ms. Bovich is the lead manager of the Fund and Ms. Zhou is a co-portfolio manager. All members are responsible for the execution and overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. You should discuss with your authorized dealer which share class is most appropriate for you. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features (for example, reduced or eliminated sales charges available for purchase of Class A Shares over $50,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class

18

of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to

19

Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor

20

Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all accounts with a value less than the low balance amount (the “Low Balance Amount”) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on market conditions. The Low Balance Amount and the date on which it will be deducted from any shareholder account will be posted on our web site, www.vankampen.com, on or about November 1 of each year. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below the Low Balance Amount due to automatic conversions of Class B Shares into Class A Shares and

21

(viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	*

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Conversion feature. Class A Shares purchased by accounts participating in certain wrap fee programs may be converted to Class I Shares of the Fund (which are offered in a separate prospectus) under certain circumstances, including such wrap fee program’s eligibility to purchase Class I Shares of the Fund. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized

22

dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases, including any applicable credit for the current offering price of all shares of the Participating Funds previously purchased and still owned as of the date of the Letter of Intent. Prior to November 1, 2009, an investor may elect to compute the 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions applicable prior to November 1, 2009, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and

23

that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries may call the Distributor for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended, that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents, and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of

24

business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

25

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder

26

who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund. For information regarding Participating Funds, shareholders can call Investor Services at (800) 847-2424.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Certain financial intermediaries may impose a redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. Such in-kind securities may be illiquid and difficult or impossible for a

27

shareholder to sell at a time and at a price that a shareholder would like. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable

28

for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon

29

internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including an exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares will be carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none

30

of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of mutual fund shares by shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of such funds, which may include, among other things, diluting the value of mutual fund shares held by long-term shareholders, interfering with the efficient management of the mutual fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the mutual fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which the mutual fund’s portfolio securities trade and the U.S. markets, which generally determine the time as of which the fund’s net asset value is calculated (“time-zone arbitrage”).

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Purchase of Shares,” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of

31

this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities of foreign corporations, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares (including transactions in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will

32

generally recognize a capital gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.

Under current law, the Fund may pay “interest-related dividends” and “short-term capital gain dividends” to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. The amount of “short-term capital gain dividends” that the Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, the Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning after December 31, 2009. Because the Fund intends to invest primarily in common stocks and other equity securities of non-U.S. corporations, the ordinary dividends paid by the Fund generally will not be eligible for the withholding exemption applicable to interest-related dividends.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign shareholders should consult their tax advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, please see the “Taxation” section in the Fund’s Statement of Additional Information.

33

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

34

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Global Tactical Asset Allocation Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Global Tactical Asset Allocation Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Global Tactical Asset Allocation Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Global Tactical Asset Allocation Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You can ask questions or obtain a free copy of the Fund’s Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
December     , 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-9279.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GTAA PRO 12/08

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated December 19, 2008

MUTUAL FUNDS Van Kampen Global Tactical Asset Allocation Fund This Prospectus is dated December , 2008 CLASS I SHARES CLASS R SHARES

Van Kampen Global Tactical Asset Allocation Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	6

Investment Objectives, Principal Investment Strategies and Risks	7

Investment Advisory Services	17

Purchase of Shares	18

Redemption of Shares	21

Distributions from the Fund	21

Shareholder Services	22

Frequent Purchases and Redemptions of Fund Shares	22

Federal Income Taxation	23

Disclosure of Portfolio Holdings	24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment objective may be changed without shareholder approval, but no change is anticipated.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

The Fund’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Fund’s portfolio will vary over time based upon the investment adviser’s evaluation through a combination of quantitative and fundamental analysis of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Fund’s portfolio management process, the Fund considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States). The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially c hange.

Under normal market conditions, the Fund invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities and inflation-linked fixed income securities. The Fund may invest a portion of its assets in below investment grade fixed income securities. The Fund may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Stock prices of small- or medium-sized companies (in which the Fund may invest) may be more volatile than stock prices of larger

3

companies. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.

The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Fund’s investment adviser is unable to predict what effect, if any, such legislation may have on the Fund.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. To the extent that the Fund invests in securities with medium- or lower credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Fund is based primarily on interest rates, which can very widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are

4

especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Inflation-linked fixed securities risk. The Fund may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

Foreign risks. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, and currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities, in particular, have historically been very volatile.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

5

Investor Profile
In light of the Fund’s investment objectives and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over time

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Fund shares

•	Wish to add to their investment portfolio a fund that invests primarily in equity securities and fixed income securities of U.S. and non-U.S. issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class R
	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(1)	0.75%	0.75%

Distribution and/or service (12b-1) fees(2)	None	0.50%

Other expenses(1)(3)	0.73%	0.73%

Total annual fund operating expenses as a percentage of net assets(1)	1.48%	1.98%

(1)	The Fund’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund’s management fees or other expenses such that the Fund’s total annual fund operating expenses do not exceed 0.95% for Class I Shares and 1.45% for Class R Shares for the Fund’s first twelve months of operations. After the Fund’s first twelve months of operations, the Fund’s investment adviser may discontinue such waivers or reimbursements at its discretion.
(2)	Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(3)	“Other expenses” are estimated for the current fiscal year end.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs

6

may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class I Shares	$151	$468

Class R Shares	$201	$621

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation over time. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Under normal market conditions, the Fund invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities and floating rate securities. To the extent that the Fund invests in derivative instruments that the Fund’s investment adviser believes have economic characteristics similar to equity securities and fixed income securities of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Fund’s Statement of Additional Information.

The Fund’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Fund’s portfolio will vary over time based upon the evaluation of the Fund’s investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated.

The Fund’s investment adviser seeks to implement a global investment strategy that utilizes multiple asset classes, countries, sectors and currencies through a combination of quantitative and fundamental analysis. The Fund’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Fund’s portfolio management process, the Fund considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Risks of Equity Securities
The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked

7

securities, rights and warrants to purchase equity securities and depositary receipts.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs and foreign real estate companies. The Fund may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

8

Small, medium and large-sized companies. The Fund may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Fixed Income Securities
The Fund invests in fixed income securities, which generally refers to a security that provides for one or more interest payments and return of principal at maturity. For purposes of this prospectus, “fixed income security” includes such securities that provide a fixed interest rate payment or a variable interest rate payment. Fixed income securities in which the Fund invests include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities, and inflation indexed securities. The Fund may invest a portion of its assets in below investment grade fixed income securities.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets in general and in turn, the Fund. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Fund’s investments in ways that the Fund cannot predict.

U.S. government securities. The Fund may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the

9

instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. The Fund may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). Such Funds may invest in mortgages-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally maybe prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund’s higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Therefore, an Fund’s ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund’s income in turn adversely affects the Fund’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Inflation-linked fixed income securities. The Fund may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and

10

adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

Medium- and lower-grade fixed income securities.   A portion of the Fund’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”) or unrated securities judged by the Fund’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, and industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence or price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response

11

to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

The Fund will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such rating in a timely fashion. A rating downgrade does not necessarily require the Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund’s investment objective may be more dependent upon the credit analysis of the Fund’s investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower grade securities. The Fund’s investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. The Fund may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest all or a portion of its assets in securities of foreign issuers, including securities issued by foreign governments or foreign corporations. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political,

12

economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund’s investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

13

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to gain exposure to other securities. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, commodity linked derivatives and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transactions and may have additional risks of the Strategic Transactions as described herein. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the

14

potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Fund may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do no perform as expected.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), reference bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interest or securities. These investment entities may be structures as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly hold the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

15

The prices of precious metals and precious metal related securities, in particular, have historically been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund’s investment adviser under guidelines approved by the Fund’s Board of Trustees.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may invest up to 10% of its total assets in securities of certain issuers indirectly through investments in other investment companies and ETFs. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. An ETF generally seeks to track the performance of any underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in other investment companies and ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of the expense paid by the other investment companies and ETFs in which it invests.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs, (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’

16

acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%

Next $750 million	0.70%

Over $1.5 billion	0.65%

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the fiscal period ended April 30, 2009 and is currently available in the Fund’s Statement of Additional Information dated December   , 2008.

Portfolio management. The Fund is managed by members of the Adviser’s Global Tactical Asset Allocation team. The Global Tactical Asset Allocation team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Francine J. Bovich, a Managing Director of the Adviser, and Anjun Zhou, an Executive Director of the Adviser.

Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Fund at its inception in December 2008. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2006 and began managing the Fund at its inception in December 2008. From 2004 to 2006, Ms. Zhou worked in an investment management capacity at Deutsche Asset Management.

Ms. Bovich is the lead manager of the Fund and Ms. Zhou is a co-portfolio manager. All members are responsible for the execution and overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio

17

managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Shares institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share of each class of the Fund’s shares. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily

18

available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

19

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of the Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

20

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

Certain financial intermediaries may impose a redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as

21

dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which the mutual fund’s portfolio securities trade and the U.S. markets, which generally determine the time as of which the fund’s net asset value is calculated (“time-zone arbitrage”).

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders.

22

As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities of foreign corporations, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares (including transactions in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a capital gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if

23

applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.

Under current law, the Fund may pay “interest-related dividends” and “short-term capital gain dividends” to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. The amount of “short-term capital gain dividends” that the Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, the Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning after December 31, 2009.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, see the “Taxation” section in the Fund’s Statement of Additional Information.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

24

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Global Tactical Asset Allocation Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Global Tactical Asset Allocation Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Global Tactical Asset Allocation Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Global Tactical Asset Allocation Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You can ask questions or obtain a free copy of the Fund’s Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
December   , 2008

CLASS I SHARES
CLASS R SHARES

The Fund’s Investment Company Act File No. is 811-9279.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GTAA PRO IR 12/08

The information in this Preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated December 19, 2008

STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN TRUST II

Van Kampen Trust II (the “Trust”) is an open-end management investment company. The Trust currently consists of two operating investment portfolios designed to offer a range of investment choices. This Statement of Additional Information pertains to the following investment portfolios of the Trust: Van Kampen Global Bond Fund and Van Kampen Global Tactical Asset Allocation Fund (each, a “Fund” and collectively, the “Funds”). For ease of reference, the words “Van Kampen” which begin the name of each Fund are not used hereinafter. Each Fund is organized as a diversified series of the Trust.

This Statement of Additional Information is not a prospectus. Shares of each Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated December     , 2008, and Class I Shares and Class R Shares are subject to a separate prospectus dated December     , 2008, (collectively referred to herein as the “Prospectuses” or individually as a “Prospectus”). This Statement of Additional Information should be read in conjunction with a Prospectus of each Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus prior to purchasing shares of a Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Fund’s Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza-Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

This Statement of Additional Information is dated December     , 2008.

TII SAI 12/08

GENERAL INFORMATION

The Trust is a statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the “Declaration of Trust”) dated September 17, 2008. Each Fund was organized as a series of the Trust on September 17, 2008.

Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), and Van Kampen Investor Services Inc. (“Investor Services”) are wholly owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Limited (“MSIM Limited”), the subadviser to Global Bond Fund, is a wholly-owned subsidiary of Morgan Stanley. The principal office of each of the Trust, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London E14 4QA.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

Each Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of each Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Funds will assist such holders in communicating with other shareholders of the Funds to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).

In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of that Fund’s net assets after all debts and expenses of that Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

As of the date of this Statement of Additional Information, the Adviser owned 100% of the outstanding shares of the Global Bond Fund; as of such date, there were no shares of the Global Tactical Asset Allocation Fund issued or outstanding.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective, Principal Investment Strategies and Risks” in each Prospectus, which sets forth specifically the securities in which each Fund may invest, and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Prospectus to determine in which securities a Fund invests and for a complete presentation of the matters disclosed below.

U.S. Government Securities

U.S. Treasury Securities. The Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Funds may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. The Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of each Fund’s shares. These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

The Funds may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMS”) are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which the Funds invest may be issued by GNMA, FNMA and FHLMC or by private originators. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

For certain types of ARMS in which the Funds may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

ARMS allow the Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. The Funds, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, the Funds participate in decreases in interest rates through periodic adjustments which means income to the Funds and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of the Funds to fluctuate less dramatically than it would with investments in long-term fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

Stripped Mortgage-Backed Securities. The Funds also may invest in stripped mortgage-backed securities (“SMBS”) An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent a Fund invests in IOs and POs, increases the risk of fluctuations in the net asset value of that Fund. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of Strategic Transactions (described below).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. The Funds invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody’s). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

When-Issued and Delayed Delivery Transactions

The Funds may purchase or sell debt securities on a when-issued or delayed delivery basis. These transactions occur when securities are purchased or sold by the Funds with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to a Fund on securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. The Funds may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the Funds may reinvest the proceeds in another when-issued commitment. The Funds’ use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, the Funds rely on the other party to complete the transaction; should the other party fail to do so, the Funds might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Funds maintain segregated assets (which is marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the Funds’ custodian in an aggregate amount at least equal to the amount of its commitment as long as the obligation to purchase or sell continues.

Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on each Fund’s net asset value. A commitment sale is covered if the Funds own or have the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Funds own or have the right to acquire. By entering into a commitment sale transaction, the Funds forego or reduce the potential for both gain and loss in the security which is being hedged by the commitment sale.

Repurchase Agreements

The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Funds’ Board of Trustees. The Funds will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Fund, would exceed such Fund’s limitation on illiquid securities described herein. The Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements, Dollar Rolls and Borrowing

The Funds may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Funds. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

The Funds may enter into dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Each Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls and, accordingly, such Fund will not treat such obligations as senior securities for purposes of the 1940 Act. “Covered rolls” are not subject to these segregation requirements. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, each Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities.

Each Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing). The Funds consider reverse repurchase agreements and dollar rolls to be borrowings for purposes of such percentage limitation. No more than 5% of a Fund’s total assets may be invested in bank borrowings and reverse repurchase agreements. A Fund will borrow only when the Adviser believes that such borrowings will benefit such Fund.

Borrowing by a Fund increases the risk of such Fund’s portfolio. Leveraging by a Fund will generally increase the volatility of the Fund’s net asset value in response to fluctuations in market interest rates and accordingly may increase the risk of the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Inverse Floating Rate Obligations

The Funds may invest in “inverse floating rate obligations.” The inverse floating rate obligations in which a Fund may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is typically reset at periodic intervals through a means set forth in the obligation’s underlying documents. For example, the reset could occur through an auction, however, such auctions may at times not be successful, in which case the rate may be reset according to a preset formula. The interest rate on the long-term obligation which a Fund may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Inflation-Linked Fixed Income Securities

The Funds may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. The principal value of inflation-linked fixed income securities is periodically adjusted according to the rate of inflation as measured by a designated inflation index. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index accruals as part of a semiannual coupon.

Inflation-linked fixed income securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked fixed income securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. government in the case of U.S. Treasury inflation-linked fixed income securities, even during a period of deflation. However, the current market value of the inflation-linked fixed income securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation-linked fixed income securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the inflation-linked fixed income securities repaid at maturity may be less than the original principal.

The value of inflation-linked fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked fixed income securities.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the inflation-linked fixed-income security’s inflation measure.

The periodic adjustment of inflation-linked fixed income securities issued by the U.S. government is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked fixed income securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of inflation-linked fixed income securities will be considered taxable ordinary income to the Funds, even though the Funds will not receive the principal until maturity.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Funds’ Board of Trustees. Ordinarily, the Funds would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to the Funds. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Funds. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Funds’ Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Funds in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as “no action” letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

Lower-Rated Securities

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk.

Credit risk relates to the issuer’s ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which such Fund’s securities relate. Further, a Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and a Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the fixed income securities market and as a result of real or perceived changes in credit risk. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Securities with longer maturities, which may have higher yields, may increase or decrease in value more than securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in a Fund and thus in the net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Funds may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Funds may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in a Fund’s portfolio, the ability of a Fund to value such Fund’s securities becomes more difficult and the judgment of a Fund may play a greater role in the valuation of such Fund’s securities due to the reduced availability of reliable objective data.

The Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See “Taxation” below. The Adviser will weigh these concerns against the expected total returns from such instruments.

A Fund’s investments in lower-grade securities could include securities rated D by S&P or C by Moody’s (the lowest-grade assigned) and unrated securities of comparable quality. Securities rated D by S&P or C by Moody’s include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments or debtholders, the deep discount securities may stop generating income and lose value or become worthless. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

The Funds will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of S&P and Moody’s in evaluating securities although the Adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in each Fund. Additionally, since most foreign debt securities are not rated, a Fund will invest in such securities based on the Adviser’s analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign debt securities, achievement of a Fund’s investment objective may be more dependent upon the Adviser’s credit analysis than is the case with investing in higher-grade securities.

Convertible Securities

A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Enhanced Convertible Securities.  The Funds’ investments in convertible securities may include “enhanced” convertibles. There may be additional types of convertible securities with features not specifically referred to herein in which the Funds may invest consistent with its investment objective and policies. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

A portion of each Fund’s net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Preferred Stocks

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants to Purchase Securities

The Funds may invest in or acquire warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Funds will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Real Estate Investments Trusts and Foreign Real Estate Companies

The Funds may invest in equity real estate investment trusts (“REITs”). Equity REITs pool investors’ funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

The Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real state companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Funds invest in foreign real estate companies.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers. The Funds consider an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The Funds also may purchase foreign securities in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

Foreign Currency Exchange Risks. To the extent the Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, the Funds will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Funds and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Funds’ assets denominated in that currency and the Funds’ yield on such assets. In addition, the Funds will incur costs in connection with conversions between various currencies.

The Funds’ foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Funds purchases a foreign security traded in the currency which the Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if it had not entered into such contracts. A Fund may also utilize non-deliverable currency forward contracts, which are synthetic short-term forward contracts on a thinly traded or non-convertible foreign currency where the gain or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Such contracts allow investors to hedge or gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. Non-deliverable forward currency contracts are cash settled transactions. In certain less developed countries or with respect to certain currencies, some of these contracts may be relatively illiquid.

The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Funds’ entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Funds to segregate cash and/or liquid securities at least equal to each Fund’s obligations throughout the duration of the contract. The Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Funds may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Funds may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

To the extent required by the rules and regulations of the SEC, the Funds will segregate cash and/or liquid securities in an amount at least equal to the value of each Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated so that the value of the segregated assets will be at least equal to the amount of each Fund’s commitments with respect to such contracts. See also “Strategic Transactions.”

Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

The Funds’ purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Funds, the Funds’ Adviser, its affiliates or their respective clients or other service providers. The Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Funds may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability, Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Funds to value their portfolio securities and could cause the Funds to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Funds have delivered or the

Funds’ inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Funds in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Funds’ investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Funds may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Funds’ use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging market countries, if any, will be covered by such instruments.

Investment Company Securities

The Funds may invest in securities of other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. Those investment companies securities may include investment companies managed by the Adviser or its affiliates. The ETFs in which the Funds may invest may include exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Fund invests in such investment companies or investment funds, such Fund’s shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. The Funds may invest in these investment funds, including those advised by the investment adviser of the Funds or their affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

Temporary Defensive Strategy

When market conditions dictate a more defensive investment strategy as described in each Fund’s prospectus, each Fund may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

STRATEGIC TRANSACTIONS

The Funds may, but are not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Funds is a function of numerous variables including market conditions. The Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further each Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions utilized by the Funds may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Funds may use and the risks of those instruments are described in further detail below. The Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Funds will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Funds’ interests. Each Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for such Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Using derivatives as a hedge against a portfolio investment subjects the Funds to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Funds incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce the Funds’ risk of loss, it may also limit the Funds’ opportunity for gains or result in losses by offsetting or limiting the Funds’ ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Funds enter into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Funds will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Funds may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Funds will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Funds may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Funds would bear greater risk of default by the counterparties to such transactions.

•	The Funds may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Funds to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security but retains the premium received.

The Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by such Fund in segregated liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.

The Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Funds may only write put options that are “covered.” A put option on a security is covered if (a) a Fund segregates liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by such Fund in segregated liquid assets.

Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, such Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. A Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. A Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by such Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to such Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, would could result in a gain to such Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be able unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by a Fund could cause such Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

•	Each Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	A Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•	The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•	Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•	A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by such Fund in connection with options transactions

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or a the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required maintain segregated liquid assets in order to cover futures transactions. A Fund will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by such Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into forward contracts.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out such Fund’s futures position.

A Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of such Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commission merchant, if the futures commission merchant breaches its agreement with such Fund, becomes insolvent or declares bankruptcy

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objectives and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. A Fund may also enter into related derivative instruments including caps, floors and collars.

A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, such Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of such Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Funds will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Funds. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•	Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•	The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products

A Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that such Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of such Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to such Fund’s potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or otherwise segregated, it could affect portfolio management or such Fund’s ability to meet redemption requests or other current obligations.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Fund’s use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that each Fund shall not:

1.	Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.	Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4.	Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.	Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the

Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Thus, according to the Funds’ fundamental investment restrictions and applicable law, each Fund currently may not:

1.	Issue any class of senior security, of which it is the issuer, except to borrow money from any bank, provided that immediately after such borrowing the Fund has an asset coverage of at least 300% for all borrowings of the Fund and provided further that in the event such asset coverage shall at any time fall below 300% such Fund shall, within 3 days thereafter (not including Sundays or holidays) reduce the amount of borrowing to an extent that the amount of coverage of such borrowing shall be at 300%.

2.	Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions.

The latter part of certain of each Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide each Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds’ Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

With respect to fundamental investment restriction 7, although the Funds are permitted under such restriction to make loans of each of their portfolio securities, neither Fund currently has an intention to do so.

Non-Fundamental Policies:

Each Fund has adopted the following operating policies, which may be amended by its Board of Trustees. Each Fund shall not:

1.	Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

2.	Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of each Fund’s Board of Trustees and each Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (67) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	†	President of CAC, LLC, a private company offering capital investment and management advisory services.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	†	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (68) 333 West Wacker Drive Chicago, IL 60606	Trustee	†	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

† See Table A below.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by MS. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	†††	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	†††	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (52) 1 Parkview Plaza-Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	†††	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	†††	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

†††	See Table B below.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other fund in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
			Aggregate
		Aggregate	Estimated
		Pension or	Maximum	Total
		Retirement	Annual	Compensation
	Aggregate	Benefits	Benefits from	before
	Compensation	Accrued as	the Fund	Deferral from
	from the	Part of	Complex Upon	Fund
Name	Trust	Expenses(1)	Retirement(2)	Complex(3)

Independent Trustees
David C. Arch	$0	$35,484	$105,000	$208,601
Jerry D. Choate	0	98,609	105,000	191,268
Rod Dammeyer	0	69,017	105,000	208,601
Linda Hutton Heagy	0	27,389	105,000	208,601
R. Craig Kennedy	0	19,200	105,000	208,601
Howard J Kerr	0	146,670	149,395	208,601
Jack E. Nelson	0	121,944	105,000	208,601
Hugo F. Sonnenschein	0	69,608	105,000	208,601
Suzanne H. Woolsey	0	62,697	105,000	208,601
Interested Trustee
Wayne W. Whalen	0	72,695	105,000	208,601

(1)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(2)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table A below.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

TABLE A

YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

	Independent									Interested
	Trustees									Trustee
Fund Name	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Global Bond Fund	2008	2008	2008	2008	2008	2008	2008	2008	2008	2008
Global Tactical Asset Allocation Fund	2008	2008	2008	2008	2008	2008	2008	2008	2008	2008

TABLE B

YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

	Officers
Fund Name	Chang	Doberman	Klingert	Schuldt	Sullivan	Wood
Global Bond Fund	2008	2008	2008	2008	2008	2008
Global Tactical Asset Allocation Fund	2008	2008	2008	2008	2008	2008

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of any Fund as defined by the 1940 Act and (2) are “independent” of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that each Fund’s audited financial statements be included in that Fund’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each

Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominee Independent Trustees for the Funds. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either a Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities in each series of the Trust
Global Bond Fund*	none	none	none	none	none	none	none	none	none
Global Tactical Asset Allocation Fund*	none	none	none	none	none	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	$10,001- $50,000	over $100,000	$50,001- $100,000	over $100,000	$1-$10,000	$1-$10,000	$50,001- $100,000	over $100,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities in each series of the Trust
Global Bond Fund*	none
Global Tactical Asset Allocation Fund*	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

*	Had not commenced investment operations as of December 31, 2007.

Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities and deferred compensation in each series of the Trust
Global Bond Fund*	none	none	none	none	none	none	none	none	none
Global Tactical Asset Allocation Fund*	none	none	none	none	none	none	none	none	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities and deferred compensation in each series of the Trust
Global Bond Fund*	none
Global Tactical Asset Allocation Fund*	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

As of December 1, 2008, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

*	Had not commenced investment operations as of December 31, 2007.

Code of Ethics

The Funds, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISORY AGREEMENTS

Each Fund and the Adviser are parties to an investment advisory agreement (the “Advisory Agreement”). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund’s investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Funds, renders periodic reports to each Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Funds if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. Each Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund’s shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

MSIM Limited (the “Subadviser”) is the investment subadviser to Global Bond Fund. The Subadviser provides investment advice and portfolio management services pursuant to investment subadvisory agreement (the “Subadvisory Agreement”) and, subject to the supervision of the Adviser and the Global Bond Fund’s Board of Trustees, makes the Global Bond Fund’s investment decisions, arranges for the execution of portfolio transactions and generally manages the Global Bond Fund’s investments. The Subadviser is entitled to receive subadvisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and the Subadviser. It is currently proposed that the Adviser will pay the Subadviser a monthly fee in an amount up to one-third (33%) of the amount that the Adviser receives from Global Bond Fund, and in no event in excess of the amount that the Adviser actually receives from Global Bond Fund pursuant to its Advisory Agreement.

Each of the Advisory Agreements and the Subadvisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year if specifically approved at least annually (a)(i) by each Fund’s Board of Trustees or (ii) by a vote of a majority of each respective Fund’s outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each of the Advisory Agreements and the Subadvisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days’ written notice.

The Investment Company Act of 1940 requires that the Funds’ Advisory Agreement and Subadvisory Agreement be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On September 17, 2008, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement and the Subadvisory Agreement are fair and reasonable and approved the Advisory Agreement and the Subadvisory Agreement as being in the best interests of the Funds and their shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Adviser, at the request of the Board and Fund counsel, relating to the contract review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Funds.

In approving the Advisory Agreement and the Subadvisory Agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser and the Subadviser, the projected fees and expenses of the Funds compared to other similar funds and other products, the investment advisers’ projected expenses in providing the services and the profitability of the Adviser and the Subadviser and their affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser and the Subadviser are to be shared. The Board of Trustees considered comparative advisory fees of the Funds, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Funds. The Board of Trustees also reviewed the potential benefit to the Adviser and the Subadviser of receiving research paid for by the Funds’ or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the Adviser and the Subadviser and its affiliates may derive from their relationship with the Funds. The Board of Trustees discussed the financial strength of the Adviser and the Subadviser and their affiliated companies and the capability of the personnel of the Adviser and the Subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Advisory Agreement and the Subadvisory Agreement is in the best interests of the Funds and their shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the Adviser and the Subadviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Funds and the Underlying Funds. The trustees discussed with the Adviser and the Subadviser the resources available in managing the Funds and the Underlying Funds. The Funds disclose information about their portfolio management team members and their experience in their Prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the Adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the Adviser and the Subadviser support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Funds compared to their peers. The trustees discussed with the Adviser and the Subadviser the performance goals in managing the Funds. When considering a fund’s performance, the trustees and the Adviser and the Subadviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Funds pay a nominal advisory fee directly to the Adviser pursuant to the Advisory Agreement, in recognition of the fact that under investment advisory agreements between the Adviser and each Affiliated Underlying Fund, each Affiliated Underlying Fund pays the Adviser a more traditional fee based on the assets of such Affiliated Underlying Fund. The trustees discussed this arrangement with the Funds and discussed with the Adviser the level of advisory fees for the Affiliated Underlying Funds relative to comparable funds and other products advised by the Adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the Adviser, its affiliates or others) and the Funds’ overall projected expense ratio. The Funds disclose more information about its fees and expenses in their Prospectus. The Board has determined that the projected fees and expenses of the Funds support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

Adviser’s and the Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the Adviser’s and the Subadviser’s expenses in providing services to the Funds and other funds advised by the Adviser and the Subadviser and the profitability of the Adviser and the Subadviser. These profitability reports are put together by the Adviser with the oversight of a special ad hoc committee of the Board. In connection with the Funds, the trustees discussed with the Adviser and the Subadviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the Adviser’s and the Subadviser’s projected expenses and profitability support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Funds and how that relates to the Funds’ expense ratios. The trustees discussed with the Adviser and the Subadviser how more (or less) assets can affect the efficiency or effectiveness of managing each Fund’s portfolio and whether the advisory fee arrangement is appropriate relative to projected asset levels. The Board has determined that its review of the potential economies of scale of the Funds support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the Adviser and the Subadviser and their affiliates derived from its relationship with the Funds and other funds advised by the Adviser and the Subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the Adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the Adviser and the Subadviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the Adviser and the Subadviser or their affiliates support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaint in May 2008. Defendants are seeking an interlocutory appeal of that ruling. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter in not presently deteriorable at this stage in the litigation.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

Global Bond Fund

As of October 31, 2008, Richard Ford managed           registered investment companies with approximately $      in assets;           pooled investment vehicles other than registered investment companies with a total of approximately $      in assets; and           other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $      in assets.

As of October 31, 2008, Michael B. Kushma managed eight registered investment companies with approximately $4.1 billion in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $33 million in assets; and 20 other accounts with a total of approximately $6.2 billion in assets. Of these other accounts, four accounts with a total of approximately $252.3 million in assets had performance based fees.

As of October 31, 2008, Christian G. Roth managed 10 registered investment companies with approximately $1.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 25 other accounts with a total of approximately $5.5 billion in assets. Of these other accounts, two accounts with a total of approximately $676.4 million in assets had performance based fees.

Global Tactical Asset Allocation Fund

As of October 31, 2008, Francine J. Bovich managed three registered investment companies with a total of approximately $204.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $40.8 million in assets; and 16 other accounts with a total of approximately $4.7 billion in assets. Of these other accounts, one account with a total of approximately $198.8 million in assets had performance based fees.

As of October 31, 2008, Anjun Zhou managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $3.1 billion in assets. Of these other accounts, one account with a total of approximately $198.8 million in assets had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over such Fund. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser could be seen as harming the performance of such Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.

Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Global Bond Fund, the Global Bond Fund’s investment performance is measured against the Barclays Capital Global Aggregate Bond Index and a blended index comprised of 75% JP Morgan Global Bond Index and 25% JP Morgan Global Bond Index — Emerging Markets; in the case of the Global Tactical Asset Allocation Fund, the Global Tactical Asset Allocation Fund’s investment performance is measured against MSCI World Net Index; and each are measured against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

Global Bond Fund

Richard Ford—None

Michael B. Kushma—None

Christian G. Roth—None

Global Tactical Asset Allocation Fund

As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Francine J. Bovich—None

Anjun Zhou—None

OTHER AGREEMENTS

Accounting Services Agreement

Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to such Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Legal Services Agreement

Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund’s minute books and records, preparation and oversight of each fund’s regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated among funds based on the type of fund and the relative net assets of the fund.

Chief Compliance Officer Employment Agreement

Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of such Fund and other Van Kampen funds. Each Fund’s Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. Each Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

DISTRIBUTION AND SERVICE

The Distributor acts as the principal underwriter of each Fund’s shares pursuant to a written agreement (the “Distribution and Service Agreement”). The Distributor has the exclusive right to distribute shares of each Fund through authorized dealers on a continuous basis. The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such shares of each Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund’s Board of Trustees or (ii) by a vote of a majority of a Fund’s outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days’ written notice.

With respect to sales of Class A Shares of Global Bond Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

	Total Sales Charge		Reallowed
	As % of	As % of Net	To Dealers
Size of	Offering	Amount	As a % of
Investment	Price	Invested	Offering Price

Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	*	*	*

With respect to sales of Class A Shares of Global Tactical Asset Allocation Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

	Total Sales Charge		Reallowed
	As % of	As % of Net	To Dealers
Size of	Offering	Amount	As a % of
Investment	Price	Invested	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	*	*	*

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. No commission will be paid on such investments by retirement plans of the type investments by retirement plans of the type described in the Class A Shares, Class B Shares and Class C Shares Prospectus in the section entitled “Purchase of Shares — Other Purchase Programs — Net asset value purchase options” option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

With respect to sales of Class B Shares and Class C Shares of the Funds, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of each Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Funds are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of each Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of each Fund’s Class C Shares annually commencing in the second year after purchase.

With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Funds are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of each Fund’s Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund’s Class R Shares.

The Funds have adopted a distribution plan (the “Distribution Plan”) with respect to each Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” The Plans provide that the Funds may spend a portion of each Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of each Fund’s shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between the Funds and financial intermediaries who are acting as brokers (collectively, “Selling Agreements”) that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Funds, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Funds are referred to herein as “financial intermediaries.”

Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

The Distributor must submit quarterly reports to each Fund’s Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Funds to pay the Distributor the lesser of (i) the amount of the Distributor’s actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent the Distributor’s actual net expenses in a given year are less than the plan fees for such year, the Funds only pay the actual net expenses. Alternatively, to the extent the Distributor’s actual net expenses in a given year exceed the plan fees for such year, the Funds only pay the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor’s actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by each Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, each Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

Because the Funds are a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and/or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other Intermediaries for, among others things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing training and educating of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Van Kampen funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Van Kampen funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On Class A Shares, Class B Shares and Class C Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record (and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider):

•	an amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Van Kampen Funds exceed $600 million.

(2)	On Class I Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.05% of the total average monthly net asset value of such shares.

(3)	On Class A Shares, Class B Shares, Class C Shares and Class I Shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(4)	On shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On shares held in Intermediary accounts, other than those held through Intermediary 401(k) platforms:

•	an amount up to 0.25% of the value (at the time of sale) of gross sales of such shares; and/or

•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(2)	On shares held in accounts through certain Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of a Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or any other Intermediary as to its compensation.

TRANSFER AGENT

Each Fund has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as the Fund’s transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with the Fund and are approved by the Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks. Each Fund and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, such Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of a Fund’s portfolio business, the policies and practices in this regard are subject to review by such Fund’s Board of Trustees.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to a Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to a Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). When a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers, not all of such services may be used by the Adviser in connection with a Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with a Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of a Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which a Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund’s Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for a Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund’s Prospectuses captioned “Shareholder Services.”

Investment Account

Each shareholder has an investment account under which the investor’s shares of the Funds are held by Investor Services, each Fund’s transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

Share Certificates

Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of such Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 219286, Kansas City, Missouri 64121-9286, requesting an “Affidavit of Loss” and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

Retirement Plans

Eligible investors may establish individual retirement accounts (“IRAs”); SEP; SIMPLE IRAs or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House (“ACH”) Deposits

Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder’s bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once

Investor Services has received the application and the voided check or deposit slip, such shareholder’s designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

Dividend Diversification

A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from a Fund.

Systematic Withdrawal Plan

A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by a Fund. See “Shareholder Services — Retirement Plans.”

Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder’s initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder’s investment at the time the plan is established.

Under the plan, sufficient shares of the Funds are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Funds reserve the right to amend or terminate the systematic withdrawal program upon 30 days’ notice to its shareholders.

Reinstatement Privilege

A Class A Shareholder or Class B Shareholder who has redeemed shares of the Funds may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Funds. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class R Shares or Class I Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called “wash sale” rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder’s tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder’s holding period for such shares will include the holding period for the redeemed shares.

REDEMPTION OF SHARES

Redemptions are not made on days during which the New York Stock Exchange (the “Exchange”) is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of each of their net assets; or (d) the SEC, by order, so permits.

In addition, if each Fund’s Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Funds, the Funds may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Purchase of Shares – Class A Shares,” there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge (“CDSC-Class A”) may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder’s account not subject to a CDSC-Class A followed by shares held the longest in the shareholder’s account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Redemption of Shares,” redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge (“CDSC-Class B and C”). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability

The Funds will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Funds do not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans

The Funds will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Funds will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

The Funds do not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to the Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in the Funds. Under the systematic withdrawal plan, a dollar amount of a participating shareholder’s investment in the Funds will be redeemed systematically by the Funds on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

The amount of the shareholder’s investment in the Funds at the time the plan is established with respect to the Funds is hereinafter referred to as the “initial account balance.” If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Funds without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder’s initial account balance. The Funds reserve the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

No Initial Commission or Transaction Fee

The Funds will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Funds will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See “Purchase of Shares — Waiver of Contingent Deferred Sales Charge” in the Class A Shares, Class B Shares and Class C Shares Prospectus.

Involuntary Redemptions of Shares

The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Funds will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

Redemption by Adviser

The Funds expect to waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Funds.

TAXATION

Federal Income Taxation of the Funds

The following discussion and the taxation discussion in the Prospectus are summaries of certain U.S. federal income tax considerations affecting each Fund and its shareholders. The discussions reflect applicable U.S. federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ( the “IRS”) retroactively or prospectively. These discussions assume that each Fund’s shareholders hold their shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting each Fund and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. Shareholders are urged to consult their own tax advisers regarding the U.S. federal, state, local and foreign tax consequences of an investment in a Fund and any proposed tax law changes.

The Trust and each of its series, including the Funds, will be treated as separate corporations for federal income tax purposes. The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Funds must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If the Funds so qualify and distribute each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Funds intend to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Funds will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, the Funds will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, the Funds will be treated as having been distributed.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Funds’ investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Funds must meet to be treated as a regulated investment company. The Funds intend to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Funds as a regulated investment company.

Passive Foreign Investment Companies

The Funds may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

Distributions to Shareholders

Distributions of each Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of such Fund’s net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder.

Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as each Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Funds intend to invest primarily in common stocks and other equity securities of foreign corporations, a portion of the ordinary income dividends paid by the Funds may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by a Fund will consist of “qualified dividend income.” To the extent that distributions from a Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see “Capital Gains Rates” below.

Shareholders receiving distributions in the form of additional shares issued by the Funds will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from a Fund generally will not be eligible for the corporate dividends received deduction.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, such Fund will be eligible to file, and may file, an election with the Internal Revenue Service (the “IRS”) pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund will be notified annually regarding whether the foreign taxes paid by such Fund will “pass through” for that year and, if so, such notification will designate (i) the shareholder’s portion of the aggregate foreign taxes paid and (ii) the portion of the dividends that represent income derived from sources within foreign countries. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder’s U.S. federal income tax attributable to the shareholder’s foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including “passive income,” which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund’s income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, a Fund’s income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder’s tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

Sale of Shares

The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see “Capital Gains Rates” below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

Withholding on Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a “Non-U.S. Shareholder” shall include any shareholder who is not:

•	an individual who is a citizen or resident of the United States;

•	a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from a Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not “effectively connected” with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to a Fund a properly completed IRS Form W-8 BEN certifying the shareholder’s non-United States status.

Under current law, a Fund may pay “interest-related dividends” and “short-term capital gain dividends” to non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that a Fund may pay each year is limited to the amount of “qualified interest income” received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. “Qualified interest income” includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of “short-term capital gain dividends” that a Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If a Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, such Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by a Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning after December 31, 2007. Because the Funds intend to invest primarily in common stocks and other equity securities of U.S. corporations, the ordinary dividends paid by the Funds generally will not be eligible for the withholding exemption applicable to interest-related dividends.

Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See “Backup Withholding” and “Information Reporting” below.

If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder’s U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at a rate of 28% (through 2010) (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish a Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Withholding on Payments to Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

The Funds must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, a Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.

FUND PERFORMANCE

From time to time the Funds may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of a Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of the Funds for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Funds from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. A Fund’s total return will vary depending on market conditions, the securities comprising such Fund’s portfolio, such Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Funds. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

The after-tax returns of the Funds may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of a Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of a Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

From time to time, the Funds may include in its sales literature and shareholder reports a quotation of the current “distribution rate” for each class of shares of the Funds. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Fund’s investments, and from total return which is a measure of the income actually earned by a Fund’s investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund’s performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by a Fund. Distribution rates will be computed separately for each class of a Fund’s shares.

From time to time, a Fund’s marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. A Fund’s marketing materials may also show such Fund’s asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes each Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds’ shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the

Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor’s indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of a Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of a Fund’s shares. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce such Fund’s performance. The Funds will include performance data for each class of shares of each Fund in any advertisement or information including performance data of that Fund.

The Funds may also utilize performance information in hypothetical illustrations. For example, the Funds may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

Each Fund’s Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

OTHER INFORMATION

Disclosure of Portfolio Holdings

Each Fund’s Board of Trustees and the Adviser has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Policy”). Pursuant to the Policy, information concerning each Fund’s portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund and the Adviser to each Fund’s shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. Each Fund’s Policy is implemented and overseen by the Portfolio Holdings Review Committee (the “PHRC”), which is described in more detail below.

Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Funds’ public web site. On its public web site, the Funds currently make available:

•	Calendar Quarters: Complete portfolio holdings at least 30 calendar days after the end of each calendar quarter.

•	Monthly: Top 10 (or top 15) largest portfolio holdings at least 15 business days after the end of each month.

The Funds provide a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Funds have a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality and unless otherwise specified below, are required to enter into a non-disclosure agreement, both of which prohibit such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Funds’ Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

Pre-Authorized Categories. Pursuant to the Policy, the Funds may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Funds non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Funds’ Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide “interest lists” to broker-dealers who execute securities transactions for the Funds. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

Shareholders In-Kind Distributions. The Funds’ shareholders may, in some circumstances, elect to redeem their shares of the Funds in exchange for their pro rata share of the securities held by the Funds. In such circumstances, pursuant to the Policy, such Funds shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

Transition Managers. Pursuant to the Policy, the Funds may disclose portfolio holdings to transition managers, provided that a Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information and the disclosure arrangement must have been approved by the PHRC and the Funds’ Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Funds on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

•	address any outstanding issues relating to the Policy;

•	monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

•	review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

•	generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

•	monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Funds, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Funds’ disclosure of portfolio holdings information and the proceedings of PHRC meetings.

Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund’s portfolio holdings. The Funds currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency (1)	Lag Time

Service Providers
State Street Bank and Trust Company (*)	Full portfolio holdings	Daily basis	(2)
Institutional Shareholder Services (ISS) (proxy voting agent) (*)	Full portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider (*)	Full portfolio holdings	As needed	(2)
Van Kampen Investor Services Inc. (*)	Full portfolio holdings	As needed	(2)
Fund Rating Agencies
Morningstar (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Consultants and Analysts
CTC Consulting, Inc. (**)	Top Ten and Full portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Fund Evaluation Group (**)	Top Ten portfolio holdings (3)	Quarterly basis	At least 15 days after quarter end

Name	Information Disclosed	Frequency (1)	Lag Time

Hammond Associates (**)	Full portfolio holdings (4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co. (**)	Full portfolio holdings (4)	Quarterly basis	At least 30 days after quarter end
Mobius (**)	Top Ten portfolio holdings (3)	Monthly basis	At least 15 days after month end
Nelsons (**)	Top Ten portfolio holdings (3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc. (**)	Full portfolio holdings (4)	Quarterly basis	At least 30 days after quarter end
PSN (**)	Top Ten portfolio holdings (3)	Quarterly basis	At least 15 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc. (**)	Top Ten and Full portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Thompson Financial (**)	Full portfolio holdings (4)	Quarterly basis	At least 30 days after quarter end
Yanni Partners (**)	Top Ten portfolio holdings (3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Provider Fact Set (*)	Complete Portfolio holdings	Daily	One Day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Funds do not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

The Funds may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Funds or the Adviser. These persons currently are (i) the Funds’ independent registered public accounting firm (as of the Funds’ fiscal year end and on an as needed basis), (ii) counsel to the Funds

(on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

Custody of Assets

Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Funds.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds’ independent registered public accounting firm.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. Each Fund’s most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC is also available without charge on our web site at www.vankampen.com. Each Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for each Fund performs an annual audit of each Fund’s financial statements. Each Fund’s Board of Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606 to be each Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL INFORMATION

Van Kampen Trust II
Statement of Assets and Liabilities
December 5, 2008

Van Kampen Global
Tactical Asset
Allocation Fund

Assets:
Cash	$100,000
Deferred offering costs	193,000

Total Assets	$293,000

Liabilities:
Payable for deferred offering costs	$193,000

Net Assets	$100,000

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $20,000 and 2,000 shares of beneficial interest issued and outstanding)	$10.00
Maximum sales charge (5.75%* of offering price)	0.61

Maximum offering price to public	$10.61

Class B Shares:
Net asset value and offering price per share (Based on net assets of $20,000 and 2,000 shares of beneficial interest issued and outstanding)	$10.00

Class C Shares:
Net asset value and offering price per share (Based on net assets of $20,000 and 2,000 shares of beneficial interest issued and outstanding)	$10.00

Class I Shares:
Net asset value and offering price per share (Based on net assets of $20,000 and 2,000 shares of beneficial interest issued and outstanding)	$10.00

Class R Shares:
Net asset value and offering price per share (Based on net assets of $20,000 and 2,000 shares of beneficial interest issued and outstanding)	$10.00

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying notes to statements of asset and liabilities.

Van Kampen Trust II
Notes to Statements of Assets and Liabilities

Note 1. Organization

The Van Kampen Trust II (the “Trust”), comprised of two funds: Van Kampen Global Bond Fund and Van Kampen Global Tactical Asset Allocation Fund (collectively, the “Funds”), was organized under the laws of the state of Delaware on September 17, 2008. Each Fund is registered as a diversified series of the Trust, an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Van Kampen Global Bond Fund’s investment objective is to seek total return. The Van Kampen Global Tactical Asset Allocation Fund’s investment objective is to seek capital appreciation over time. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Van Kampen Investments Inc., an affiliate of Van Kampen Asset Management (the “Adviser”), of 2,000 shares of beneficial interest of Van Kampen Global Tactical Asset Allocation Fund classes A, B, C, I and R, for a total of 10,000 shares at an aggregate purchase price of $100,000 on December 5, 2008.

Offering costs borne by the Fund, currently estimated at $193,000, will be capitalized at the time of issuance of common shares and amortized to expense over a twelve month period.

Note 2. Accounting Policies

Use of Estimates & Indemnifications. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax. The Funds intend to each qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Note 3. Agreements

Investment Advisory Agreements. Van Kampen Asset Management (the “Adviser”) provides certain day to day investment management services to the Funds under the terms of an investment advisory agreement (the “Agreement”). For the Global Bond Fund, under the agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 0.625%, 0.600%, 0.575%, 0.550% and 0.500% of the Fund’s average daily net assets for the first $500 million, next $500 million, next $1 billion, next $1 billion and over $3.0 billion, respectively. For the Global Tactical Asset Allocation Fund, under the agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 0.75%, 0.70% and 0.65%

of the Fund’s average daily net assets for the first $750 million, next $750 million and over $1.5 billion, respectively.

Custodian Agreement. State Street Bank and Trust Company (the “Custodian”) will serve as custodian for the Funds. The Custodian will hold cash, securities, and other assets of the Funds as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Kampen Trust II and
Shareholders of Van Kampen Global Tactical Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Tactical Asset Allocation Fund (the “Fund”) , a portfolio in the Van Kampen Trust II (the “Trust”), as of December 5, 2008. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Van Kampen Global Tactical Asset Allocation Fund as of December 5, 2008, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP

Chicago, Illinois
December 9, 2008

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.	We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.	Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.	Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Part C: Other Information

Item 23. Exhibits.

(a)	(1)		—	Agreement and Declaration of Trust(1)
	(2)	(a)	—	Certificate of Designation for: (i) Van Kampen Global Bond Fund(1) (ii) Van Kampen Global Tactical Asset Allocation Fund(1)
(b)			—	Bylaws†
(c)			—	Specimen Share Certificates for: (i) Van Kampen Global Bond Fund(1) (ii) Van Kampen Global Tactical Asset Allocation Fund(1)
(d)	(1)		—	Investment Advisory Agreement for: (i) Van Kampen Global Bond Fund(1) (ii) Van Kampen Global Tactical Asset Allocation Fund(1)
	(2)		—	Sub-Advisory Agreement for Van Kampen Global Bond Fund(1)
(e)	(1)		—	Amended and Restated Distribution and Service Agreement(2)
	(2)		—	Form of Dealer Agreement(2)
(f)	(1)		—	Form of Trustee Deferred Compensation Plan(2)
	(2)		—	Form of Trustee Retirement Plan(2)
(g)	(1)	(a)	—	Custodian Contract(2)
		(b)	—	Amendments to Custodian Contract(2)
	(2)		—	Amended and Restated Transfer Agency and Service Agreement(2)
(h)	(1)		—	Data Access Services Agreement(2)
	(2)	(a)	—	Fund Accounting Agreement(2)
		(b)	—	Amendments to Fund Accounting Agreement(2)
	(3)		—	Amended and Restated Legal Services Agreement(2)
(i)	(1)		—	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP for: (i) Van Kampen Global Bond Fund(2) (ii) Van Kampen Global Tactical Asset Allocation Fund(2)
	(2)		—	Consent of Skadden, Arps, Slate, Meagher & Flom LLP†
(j)			—	Consent of independent registered public accounting firm†
(k)			—	Not applicable
(l)			—	Not applicable
(m)	(1)		—	Plan of Distribution pursuant to Rule 12b-1 for: (i) Van Kampen Global Bond Fund(1) (ii) Van Kampen Global Tactical Asset Allocation Fund(1)
	(2)		—	Form of Shareholder Assistance Agreement(2)
	(3)		—	Form of Shareholder Servicing Agreement(2)
	(4)		—	Form of Administrative Services Agreement(2)
	(5)	(a)	—	Service Plan for: (i) Van Kampen Global Bond Fund(1) (ii) Van Kampen Global Tactical Asset Allocation Fund(1)
(n)			—	Fourth Amended and Restated Multi-Class Plan(2)
(p)	(1)		—	Code of Ethics of the Investment Adviser and the Distributor(2)
	(2)		—	Code of Ethics of the Funds(2)
(q)			—	Power of Attorney (2)
(z)	(1)		—	List of certain investment companies in response to Item 27(a)†
	(2)		—	List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)†

†	Filed herewith.
(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A, File No. 333-153900 and 811-22242, filed October 8, 2008.

(2)	Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, File No. 333-153900 and 811-22242, filed December 16, 2008.

Item 24.	Persons Controlled by or Under Common Control with the Fund.

See the section entitled “General Information” in the Statement of Additional Information.

Item 25.	Indemnification.

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant’s disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the “Distributor”) and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Pursuant to the agreement by which Van Kampen Investor Services Inc. (“Investor Services”) is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

(1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

(2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

(3) the offer or sale of the Fund’s shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

(4) the refusal of the Fund to comply with terms of the agreement, or the Fund’s lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund’s investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

See also “Investment Advisory Agreement” in the Statement of Additional Information.

Item 26.	Business and Other Connections of Investment Adviser.

See “Investment Advisory Services” in the Prospectuses and “Trustees and Officers” and “Investment Advisory Agreement,” in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the “Adviser”). For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 27.	Principal Underwriters.

(a)	The sole principal underwriter is Van Kampen Funds Inc., (the “Distributor”) which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

(b)	The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2), which is incorporated herein. Except as disclosed under the heading, “Trustees and Officers” in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.

(c)	Not applicable; the sole principal underwriter is Van Kampen Funds Inc., an affiliate.

Item 28.	Location of Accounts and Records.

All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza — Suite 100, Oakbrook Terrace, Illinois 60181-5555 and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TRUST II, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of December, 2008.

VAN KAMPEN TRUST II

By:	/s/ EDWARD C. WOOD III
Edward C. Wood III, President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on December 19, 2008 by the following persons in the capacities indicated:

Signatures	Titles

Principal Executive Officer:

/s/ EDWARD C. WOOD III Edward C. Wood III	President and Principal Executive Officer

Principal Financial Officer:

/s/ STUART N. SCHULDT* Stuart N. Schuldt	Chief Financial Officer and Treasurer

Trustees:

/s/ DAVID C. ARCH* David C. Arch	Trustee

/s/ JERRY D. CHOATE* Jerry D. Choate	Trustee

/s/ ROD DAMMEYER* Rod Dammeyer	Trustee

/s/ LINDA HUTTON HEAGY* Linda Hutton Heagy	Trustee

/s/ R. CRAIG KENNEDY* R. Craig Kennedy	Trustee

/s/ HOWARD J KERR* Howard J Kerr	Trustee

/s/ JACK E. NELSON* Jack E. Nelson	Trustee

/s/ HUGO F. SONNENSCHEIN* Hugo F. Sonnenschein	Trustee

/s/ WAYNE W. WHALEN* Wayne W. Whalen	Trustee

Signatures	Titles

/s/ SUZANNE H. WOOLSEY* Suzanne H. Woolsey	Trustee

* Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.

/s/ ELISA MITCHELL Elisa Mitchell Attorney-in-Fact

December 19, 2008

VAN KAMPEN TRUST II
SCHEDULE OF EXHIBITS TO PRE-EFFECTIVE AMENDMENT NO. 2 TO
REGISTRATION STATEMENT ON FORM N-1A

Exhibit
Number		Exhibit

(i)	(2)	Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(j)		Consent of independent registered public accounting firm
(z)	(1)	List of certain investment companies in response to Item 27(a)
(z)	(2)	List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)